                               DATED July 22, 1999




                               IAT MULTIMEDIA INC

                                       and

                                     IAT AG

                                       and

                                 ALGO VISION PLC




                              ---------------------

                              INTELLECTUAL PROPERTY
                                   ASSIGNMENT

                              ---------------------






                                Baker & McKenzie
                              100 New Bridge Street
                                     London
                                    EC4V 6JA
                              Tel: (0171) 919 1000
                              Fax: (0171) 919 1999
                                Ref: CJC/NHC/KHW

                        INTELLECTUAL PROPERTY ASSIGNMENT

BETWEEN:

IAT MULTIMEDIA INC a Delaware, USA corporation ("IATM")

and

IAT AG, CH-5300 Turgi ("AG"), a Swiss corporation, which is a wholly owned subsidiary of IATM

and

ALGO VISION PLC, a company incorporated in England and Wales with its registered office at 2 Serjeant's Inn, London EC4Y 1LT ("AV plc")

RECITALS:

(A) Under an Agreement for the Acquisition of Intellectual Property Rights between IATM AG, AV plc and Algo Vision Schweiz AG ("the Agreement") AG agreed that, subject to the admission to trading on EASDAQ of certain shares of AV plc, AG would, on or within seven days of admission, transfer, or where applicable procure that its Affiliates (as defined below) would transfer, certain Intellectual Property (as also defined below) into the joint names of AG and AV plc in the form of 50% co-ownership (Miteigentum) in consideration of the Co-Ownership Fee (as defined below) and certain royalty rights.

(B)  This assignment is entered into pursuant to the Agreement.

OPERATIVE PROVISIONS

1.   DEFINITIONS

1.1 "Admission" means the admission to trading on EASDAQ of 14,464,654 shares of (pound)0.01 each, being the whole of the issued ordinary share capital of AV plc and the shares forming part of the authorised share capital but unissued share capital of AV plc sufficient to satisfy obligations to issue further shares which it has assumed as at Admission;

1.2 "Affiliate" means, with respect to any undertaking or legal person, any other undertaking or legal person directly or indirectly controlling, controlled by, or under common control with such undertaking or legal person;

1.3 "Co-ownership Fee" means one million US dollars (US $1 million) payable by AV plc to AG to acquire co-ownership of the Intellectual Property;

1.4  "Effective Date" means the date of Admission;

1.5  "IATM Group" means IATM and its Affiliates from time to time, including AG;

1.6 "Intellectual Property" means the intellectual property owned or used by AG at the date of the Spin Off Agreement, together with intellectual property owned or used by AG at the Effective Date, including, but not limited to, the Patent Rights and the Trade Mark Rights but, for the avoidance of doubt, not including any rights whatsoever to the IAT name or mark, ownership of which shall remain exclusively in the IATM Group (intellectual property meaning, without limitation, patents, patent applications, copyrights, trademarks, trademark registrations, service marks, service mark registrations, inventions, trade secrets and licences of any of the foregoing);

1.7 "The Patent Rights" means the German patent application number 197 37 258.9, European patent application number 98115394.3-2202/0899958 and US patent application number 09/138,640;

1.8 "Spin-off Agreement" means the Spin-off Agreement of 11 March 1988 between IATM, AG, Dr. Viktor Vogt and IATC;

1.9 "The Trade Mark Rights" means Community Trade Mark number 000623751 (WONDERBOARD), Community Trade Mark number 000623777 (MOVING STILL IMAGE), Swiss trade mark application number 456211 (WONDERBOARD), US trademark application 75/354,082 (WONDERBOARD), Swiss trade mark application number 06441/1997 (MOVING STILL IMAGE) and any rights deriving from the terminated US trademark application 75/353,932 (MOVING STILL IMAGE).

2.   ASSIGNMENT

2.1 In consideration of the Co-ownership Fee, receipt of which is hereby acknowledged, and certain other royalty payments as set out in the Agreement for the Acquisition of Intellectual Property Rights, AG and IATM assign the Intellectual Property into the joint names of AG and AV plc such that upon the said assignment each party shall be a 50% co-owner (Miteigentum) in accordance with the conditions set out in the Agreement.

2.2 The above assignment shall be subject to the obtaining of any necessary third party consents, which the IATM Group is obliged to assist in obtaining under the Agreement.

3.   FURTHER ASSURANCE

3.1 AG and its Affiliates shall enter into all such documents and do all acts as may be reasonably requested by AV plc to effect the purposes of this assignment, including without limitation, all such documents and acts necessary for effecting the aforementioned transfer of the Intellectual Property.

4.   GOVERNING LAW

4.1  This assignment shall be governed by Swiss law.

EXECUTED BY:

IAT MULTIMEDIA INC

Place, Date

         7/22/99
------------------------------------

Signature

      /s/ Jacob Agam
-------------------------------------

Name (in capitals)

          JACOB AGAM
------------------------------------

Position

Chairman and Chief Executive Officer
------------------------------------


IAT AG

Place, Date

            7/22/99
------------------------------------

Signature

      /s/ Klaus Grissemann
-------------------------------------

Name (in capitals)

          KLAUS GRISSEMANN
------------------------------------

Position

      Chief Financial Officer
-----------------------------------

ALGO VISION PLC

Place, Date

            7/22/99
------------------------------------

Signature

         /s/ Viktor Vogt
-------------------------------------

Name (in capitals)

             VIKTOR VOGT
-------------------------------------

Position

             Director
-------------------------------------